ANNUAL MEETING PROXY CARD
                                  VIACOM INC.
                                 1515 BROADWAY
                            NEW YORK, NEW YORK 10036

   The undersigned hereby appoints Frank J. Biondi, Jr. and Philippe P. Dauman, and each of them, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Viacom Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Equitable Center, 787 Seventh Avenue (at 51st Street), New York, New York on Thursday, July 7, 1994 immediately following the Special Meeting of Stockholders, and at any adjournments or postponements thereof, upon the following matters more fully described in the Notice of Special and Annual Meetings to Stockholders and the VIACOM INC. and
PARAMOUNT COMMUNICATIONS INC. Joint Proxy Statement/Prospectus.

   You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

The proxies are directed to vote as specified below and in their discretion on all other matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), (3), (4) and (5). UNLESS OTHERWISE SPECIFIED, THE VOTE REPRESENTED BY THIS PROXY WILL BE CAST FOR (1),
(2), (3), (4) and (5).

1. ELECTION OF DIRECTORS

NOMINEES: GEORGE S. ABRAMS, FRANK J. BIONDI, JR., PHILIPPE P. DAUMAN, WILLIAM C. FERGUSON, H. WAYNE HUIZENGA, KEN MILLER, BRENT D. REDSTONE, SUMNER M. REDSTONE, FREDERIC V. SALERNO, WILLIAM SCHWARTZ.

      / /  FOR ALL NOMINEES (EXCEPT AS MARKED TO        / /  WITHHOLD AUTHORITY TO VOTE ALL
           THE CONTRARY BELOW)                               NOMINEES

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) OF SUCH NOMINEE(S) IN THE SPACE PROVIDED BELOW:

- --------------------------------------------------------------------------------

2. APPROVAL OF THE VIACOM INC. SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN.

                      / / FOR   / / AGAINST   / / ABSTAIN

3. APPROVAL OF THE VIACOM INC. 1994 LONG-TERM MANAGEMENT INCENTIVE PLAN.

                      / / FOR   / / AGAINST   / / ABSTAIN

                           continued on reverse side

4. APPROVAL OF THE VIACOM INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.

                      / / FOR   / / AGAINST   / / ABSTAIN

5. APPROVAL OF THE APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT AUDITORS OF VIACOM INC. FOR 1994.

                      / / FOR   / / AGAINST   / / ABSTAIN

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX. / /

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

                                                 Please sign exactly as name(s)
                                                 appears below. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                 Dated: ........................

                                                 Signature: ....................

                                                 ...............................
                                                    Signature if held jointly